Rule 497(e)

Registration Nos. 333-182308 and 811-22717

FIRST TRUST EXCHANGE-TRADED FUND VI
(the “Trust”)

FIRST TRUST NASDAQ BANK ETF
FIRST TRUST NASDAQ FOOD & BEVERAGE ETF
FIRST TRUST NASDAQ OIL & GAS ETF
FIRST TRUST NASDAQ PHARMACEUTICALS ETF
FIRST TRUST NASDAQ RETAIL ETF
FIRST TRUST NASDAQ SEMICONDUCTOR ETF
FIRST TRUST NASDAQ TRANSPORTATION ETF
(each a “Fund” and collectively, the “Funds”)

SUPPLEMENT TO THE FUNDS’ PROSPECTUS AND EACH FUND’S SUMMARY PROSPECTUS

DATED MARCH 18, 2021

Notwithstanding anything to the contrary in the Funds’ prospectus or each Fund’s summary prospectus, the following is added to the end of each instance of “Significant Exposure Risk” in the Funds’ prospectus and each Fund's summary prospectus:

There may be instances in which the Index, for a variety of reasons including changes in the prices of individual securities held by the Fund, has a larger exposure to a small number of stocks or a single stock relative to the rest of the stocks in the Index. Under such circumstances, the Fund will not deviate from the Index except in rare circumstances or in an immaterial way and therefore the Fund’s returns would be more greatly influenced by the returns of the stock(s) with the larger exposure.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS
AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE